EXHIBIT 23.2





          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
          -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File
Nos. 33-15894 and 33-15895.



                                   ARTHUR ANDERSEN LLP

Omaha, Nebraska,
March 19, 2001